Subsequent Events	12 Months Ended
Dec. 31, 2015
Disclosure Text Block
Subsequent events

Note 19 Subsequent Events

In January 2016, U.S. Cellular entered into an agreement to purchase a 700 MHz A Block license for $36.0 million.  The transaction is expected to close in the third quarter of 2016 pending regulatory approval.   In February 2016, U.S. Cellular entered into multiple agreements with third parties that provide for the transfer of certain AWS and PCS spectrum licenses and approximately $30 million in cash to U.S. Cellular, in exchange for U.S. Cellular transferring certain AWS, PCS and 700 MHz licenses to the third parties. The transactions are subject to regulatory approval and other customary closing conditions, and are expected to close in 2016.  Upon closing of the transactions, U.S. Cellular expects to recognize a gain.